UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2026

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 SW 148th Avenue, Suite 207 Miramar, FL	33027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 413-0812

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

At the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Motorsport Games Inc. (the “Company”) held on April 23, 2026 (the “Stockholder Approval Date”), the Company’s stockholders approved the exercise of the warrants issued by the Company on July 29, 2024 (the “Warrants”) to purchase up to an aggregate of 949,310 shares of Class A Common Stock, under applicable rules and regulations of the Nasdaq Stock Market LLC.

The Warrants consist of: (a) Series A Warrants to purchase up to 460,830 shares of Class A Common Stock at an exercise price of $2.17 per share (the “Series A Warrants”); (b) Series B Warrants to purchase up to 460,830 shares of Class A Common Stock at an exercise price of $2.17 per share (the “Series B Warrants” and collectively with the Series A Warrants, the “Purchase Warrants”); and (c) warrants to purchase up to 27,650 shares of Class A Common Stock at an exercise price of $2.17125 per share issued to designees of H.C. Wainwright & Co., LLC, as placement agent compensation.

Pursuant to the terms of the Warrants, the Warrants were not exercisable until the Stockholder Approval Date. As a result of the action taken by the Company’s stockholders at the Annual Meeting the Warrants became exercisable on April 23, 2026.

The Series A Warrants provide that they shall expire five and half years after the Stockholder Approval Date and the Series B Warrants provide that they shall expire 18 months after the Stockholder Approval Date. As a result of the action taken by the Company’s stockholders at the Annual Meeting the Series A Warrants will expire on October 23, 2031, and the Series B Warrants expire on October 25, 2027. In addition, the holders of the Purchase Warrants have agreed that the Company’s repurchase of shares of its Class A Common Stock from Driven Lifestyle Group LLC will not constitute a “Fundamental Transaction” under the Warrants.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: April 24, 2026	By:	/s/ Stephen Hood
Stephen Hood
Chief Executive Officer and President

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